UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PHARMATHENE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

Reference is made to the definitive proxy statement/prospectus/consent solicitation and proxy card included in a registration statement on Form S-4, as amended (File No. 333-191055), declared effective by the Securities and Exchange Commission on October 29, 2013 (the “Proxy Materials”), in connection with the solicitation of proxies by PharmAthene, Inc. (“PharmAthene”) for the special meeting of stockholders of PharmAthene to be held on December 3, 2013 at 9:00 a.m., local time, at the offices of Dentons US LLP at 1301 K Street, NW, Suite 600, East Tower, Washington, DC 20005.

PharmAthene intends to deliver the attached proxy card to registered stockholders of PharmAthene common stock together with the other Proxy Materials.

PROXY

PharmAthene, Inc.

One Park Place, Suite 450
Annapolis, MD 21401

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The proxy statement/prospectus is available at http://www.cstproxy.com/pharmathene/2013

Label Area 4” x 1 1/2”

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

▼ FOLD AND INSERT IN ENVELOPE PROVIDED ▼

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

Please mark your votes like this **X**

1. Proposal to approve the issuance of PharmAthene common stock, par value $0.0001 per share, in the merger contemplated by the Agreement and Plan of Merger, dated as of July 31, 2013, by and among PharmAthene, Inc., Theraclone Sciences, Inc., Merger Sub, Inc., a wholly owned subsidiary of PharmAthene, and Steven Gillis, Ph.D., as Securityholders' Representative.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

2. Proposal to approve an amendment to PharmAthene's Certificate of Incorporation to increase the number of shares of common stock that PharmAthene may issue by 75,000,000, from 100,000,000 to 175,000,000.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Election of Directors:

   NOMINEES:

01 Mitchel B. Sayare, Ph.D.	04 Wende S. Hutton	07 Eric I. Richman
02 John M. Gill	05 Steven P. James	08 Clifford J. Stocks
03 Steve Gillis, Ph.D.	06 Brian A. Markison	09 Derace L. Schaffer, M.D.

   FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right. ☐

   Vote **FOR** all nominees listed (except as marked) ☐

   Vote **WITHHOLD AUTHORITY** to vote for all nominees listed ☐

4. Proposal to approve an amendment to PharmAthene's Bylaws to require, for a period to expire no later than July 31, 2015, the approval of at least 66 2/3% of PharmAthene's Board of Directors to remove Clifford J. Stocks, as the Chief Executive Officer of PharmAthene upon completion of the merger.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Proposal to adjourn the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the proposals.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

Signature ______________________ **Signature** ______________________ **Date** ____________, **2013.**

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such. If a partnership, please sign in full partnership name by authorized person.

PharmAthene, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of PharmAthene, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on December 2, 2013.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:***		***Vote Your Proxy by mail:***
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND INSERT IN ENVELOPE PROVIDED ▼

PharmAthene, Inc.

One Park Place, Suite 450
Annapolis, MD 21401

For The Special Meeting To Be Held December 3, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Mitchel Sayare and Eric I. Richman, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.0001 per share, of PharmAthene, Inc. ("PharmAthene" or the "Company") of which the undersigned is the record holder, standing in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held at 9:00 a.m., New York time, on December 3, 2013 at 1301 K Street, NW, East Tower, Sixth Floor, Washington, DC 20005, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof.

This Proxy will be voted in accordance with the stockholder's specifications hereon. In the absence of any such specification, this Proxy will be voted:

- **"FOR" proposal to approve the issuance of PharmAthene common stock, par value $0.0001 per share, in the merger contemplated by the Agreement and Plan of Merger, dated as of July 31, 2013, by and among PharmAthene, Inc., Theraclone Sciences, Inc., Merger Sub, Inc., a wholly owned subsidiary of PharmAthene, and Steven Gillis, Ph.D., as Securityholders' Representative;**
- **"FOR" proposal to approve an amendment to PharmAthene's Certificate of Incorporation to increase the number of shares of common stock that PharmAthene may issue by 75,000,000, from 100,000,000 to 175,000,000;**
- **"FOR" approval of each nominee for director to serve as a director until PharmAthene's next annual meeting of stockholders or until his or her respective successor is elected and qualified;**
- **"FOR" proposal to approve an amendment to PharmAthene's Bylaws to require, for a period to expire no later than July 31, 2015, the approval of at least 66 2/3% of PharmAthene's Board of Directors to remove Clifford J. Stocks, as the Chief Executive Officer of PharmAthene upon completion of the merger; and**
- **"FOR" proposal to adjourn the special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the proposals.**

If any other business is presented at the Special Meeting, this proxy will be voted by the above-named proxies at the direction of a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. In addition, if the Special Meeting is required to be adjourned for any reason, this proxy will be voted by the above-named proxies at the direction of a majority of the Board of Directors.

PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE
(CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)